UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07916

ALLIANCEBERNSTEIN EQUITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Equity Income Fund

November 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 11, 2013

Annual Report

This report provides management’s discussion of the performance for AllianceBernstein Equity Income Fund (the “Fund”) for the annual reporting period ended November 30, 2012.

Investment Objectives and Policies

The Fund’s investment objective is current income and long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that AllianceBernstein L.P. (the “Adviser”) determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets. The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six and 12-month periods ended November 30, 2012.

During both periods, the Fund rose in absolute terms, but underperformed its benchmark, before sales charges. During the 12-month period, negative sector selection, due in particular to some cash holdings detracting in an up market, hurt performance. Security selection was neutral, as positive stock selection in the energy sector was offset by weakness in the information technology sector.

During the six-month period, sector selection was positive, owing to an underweight in the information technology sector; security selection was negative, particularly in the information technology and telecommunication services sectors.

The Fund did not employ leverage or derivatives during either period.

Market Review and Investment Strategy

The large upward move in equity markets during the 12-month period ended November 30, 2012 masked wide swings in market sentiment and share prices, as investors continued to weigh conflicting evidence about the

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	1

sustainability of the economic recovery and progress toward a resolution of the European debt crisis. The period started on a positive note, as data released at the close of 2011 boosted investors’ confidence that the U.S. economy was gaining momentum. The market rebound continued into the first three months of 2012, before ending in April on renewed worries about the resiliency of the U.S. recovery and familiar concerns about the escalating euro crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank, boosted market sentiment and led to another rally that extended into the end of November, despite concerns that political dysfunction in the U.S. would bring about a self-imposed fiscal crisis that would threaten to derail growth in the world’s biggest economy.

The Fund’s focus on high cash flow, and dividend yield in particular, provided balance and improved performance, despite ongoing headwinds against value investing that have been in place since 2007. This balanced exposure, in the U.S. Equity Income Senior Investment Management Team’s view, is intended to allow the Fund to continue to produce above market income, while maintaining exposure to the significant value opportunity present in the current market.

2	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Equity Income Fund†
Class A	8.65%	14.55%

Class B*	8.30%	13.77%

Class C	8.28%	13.75%

Advisor Class**	8.84%	14.93%

Class R**	8.52%	14.22%

Class K**	8.68%	14.61%

Class I**	8.88%	14.96%

S&P 500 Index	9.32%	16.13%

†    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2012 by 0.08% and 0.09%, respectively.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/02 TO 11/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Equity Income Fund Class A shares (from 11/30/02 to 11/30/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	14.55%	9.69%
5 Years	1.17%	0.29%
10 Years	10.81%	10.33%

Class B Shares
1 Year	13.77%	9.77%
5 Years	0.43%	0.43%
10 Years(a)	10.16%	10.16%

Class C Shares
1 Year	13.75%	12.76%
5 Years	0.45%	0.45%
10 Years	10.02%	10.02%

Advisor Class Shares†
1 Year	14.93%	14.93%
5 Years	1.47%	1.47%
10 Years	11.14%	11.14%

Class R Shares†
1 Year	14.22%	14.22%
5 Years	0.94%	0.94%
Since Inception*	7.48%	7.48%

Class K Shares†
1 Year	14.61%	14.61%
5 Years	1.24%	1.24%
Since Inception*	7.80%	7.80%

Class I Shares†
1 Year	14.96%	14.96%
5 Years	1.55%	1.55%
Since Inception*	8.13%	8.13%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 1.99%, 1.94%, 0.91%, 1.54%, 1.24% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25%, 1.95%, 1.95%, 0.95%, 1.45%, 1.20% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through March 1, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	8.83%
5 Years	0.28%
10 Years	10.24%

Class B Shares
1 Year	8.82%
5 Years	0.41%
10 Years(a)	10.06%

Class C Shares
1 Year	11.83%
5 Years	0.44%
10 Years	9.93%

Advisor Class Shares†
1 Year	14.00%
5 Years	1.46%
10 Years	11.05%

Class R Shares†
1 Year	13.26%
5 Years	0.92%
Since Inception*	7.54%

Class K Shares†
1 Year	13.62%
5 Years	1.22%
Since Inception*	7.86%

Class I Shares†
1 Year	14.03%
5 Years	1.53%
Since Inception*	8.18%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,086.50	$6.05	1.16%
Hypothetical**	$1,000	$1,019.20	$5.86	1.16%
Class B
Actual	$1,000	$1,083.00	$9.84	1.89%
Hypothetical**	$1,000	$1,015.55	$9.52	1.89%
Class C
Actual	$1,000	$1,082.80	$9.74	1.87%
Hypothetical**	$1,000	$1,015.65	$9.42	1.87%
Advisor Class
Actual	$1,000	$1,088.40	$4.49	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
Class R
Actual	$1,000	$1,085.20	$7.45	1.43%
Hypothetical**	$1,000	$1,017.85	$7.21	1.43%
Class K
Actual	$1,000	$1,086.80	$5.90	1.13%
Hypothetical**	$1,000	$1,019.35	$5.70	1.13%
Class I
Actual	$1,000	$1,088.80	$4.07	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $528.9

TEN LARGEST HOLDINGS**

November 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$20,024,507	3.8%
Exxon Mobil Corp.	19,461,312	3.7
Apple, Inc.	17,962,243	3.4
General Electric Co.	16,674,317	3.1
CenturyLink, Inc.	13,019,945	2.5
AT&T, Inc.	12,990,560	2.4
AstraZeneca PLC (Sponsored ADR)	12,564,822	2.4
Altria Group, Inc.	12,495,838	2.4
Wells Fargo & Co.	11,852,240	2.2
Seadrill Ltd.	11,662,646	2.2
	$148,708,430	28.1%

*	All data are as of November 30, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 16.5%
Capital Markets – 0.6%
State Street Corp.	71,670	$3,185,014

Commercial Banks – 4.8%
BB&T Corp.	167,340	4,713,968
HSBC Holdings PLC (Sponsored ADR)(a)	105,370	5,387,568
US Bancorp	114,180	3,683,447
Wells Fargo & Co.	359,050	11,852,240

		25,637,223

Consumer Finance – 0.4%
Discover Financial Services	49,380	2,054,702

Diversified Financial Services – 1.5%
Bank of America Corp.	133,720	1,318,479
JPMorgan Chase & Co.	157,365	6,464,554

		7,783,033

Insurance – 1.8%
Chubb Corp. (The)	13,360	1,028,586
Fidelity National Financial, Inc. – Class A	132,785	3,214,725
PartnerRe Ltd.	32,200	2,668,736
Travelers Cos., Inc. (The)	15,710	1,112,582
Validus Holdings Ltd.	37,980	1,346,771

		9,371,400

Real Estate Investment Trusts (REITs) – 6.7%
American Realty Capital Trust, Inc.	219,255	2,556,513
Duke Realty Corp.	164,430	2,219,805
EastGroup Properties, Inc.	46,160	2,413,245
EPR Properties	83,180	3,772,213
Glimcher Realty Trust	225,660	2,419,075
Granite Real Estate, Inc.	61,090	2,265,828
Health Care REIT, Inc.	38,440	2,263,732
Liberty Property Trust	65,710	2,288,679
Regency Centers Corp.	52,880	2,477,428
RLJ Lodging Trust	117,960	2,192,877
Simon Property Group, Inc.	16,010	2,435,601
Spirit Realty Capital, Inc.(b)	342,972	5,566,436
Weingarten Realty Investors	90,840	2,469,031

		35,340,463

Thrifts & Mortgage Finance – 0.7%
New York Community Bancorp, Inc.(a)	284,955	3,707,265

		87,079,100

Health Care – 13.5%
Health Care Equipment & Supplies – 0.8%
Medtronic, Inc.	103,750	4,368,913

Health Care Providers & Services – 1.5%
Aetna, Inc.	16,600	716,954
Health Net, Inc.(b)	29,840	702,732
WellPoint, Inc.	112,030	6,262,477

		7,682,163

10	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 11.2%
AstraZeneca PLC (Sponsored ADR)	264,300	$12,564,822
Eli Lilly & Co.	56,250	2,758,500
GlaxoSmithKline PLC (Sponsored ADR)	84,740	3,644,667
Johnson & Johnson	147,610	10,292,845
Merck & Co., Inc.	176,690	7,827,367
Pfizer, Inc.	800,340	20,024,507
Roche Holding AG (Sponsored ADR)	44,760	2,202,640

		59,315,348

		71,366,424

Energy – 12.0%
Energy Equipment & Services – 3.4%
Diamond Offshore Drilling, Inc.(a)	91,830	6,336,270
Seadrill Ltd.(a)	302,690	11,662,646

		17,998,916

Oil, Gas & Consumable Fuels – 8.6%
BP PLC (Sponsored ADR)	269,600	11,258,496
Chevron Corp.	54,050	5,712,544
Exxon Mobil Corp.	220,800	19,461,312
Royal Dutch Shell PLC (ADR)	86,164	5,770,403
Teekay Corp.	108,890	3,508,436

		45,711,191

		63,710,107

Consumer Discretionary – 11.6%
Auto Components – 0.3%
Lear Corp.	41,440	1,809,685

Automobiles – 0.5%
Ford Motor Co.	226,520	2,593,654

Hotels, Restaurants & Leisure – 0.3%
McDonald's Corp.	19,570	1,703,373

Household Durables – 0.8%
Garmin Ltd.(a)	103,820	4,037,560

Media – 6.0%
Comcast Corp. – Class A	169,590	6,305,356
Gannett Co., Inc.	336,710	6,027,109
McGraw-Hill Cos., Inc. (The)	93,320	4,956,225
Time Warner Cable, Inc. – Class A	69,660	6,610,037
Viacom, Inc. – Class B	118,262	6,103,502
Walt Disney Co. (The)	35,000	1,738,100

		31,740,329

Multiline Retail – 1.2%
Macy's, Inc.	159,200	6,161,040

Specialty Retail – 2.5%
GameStop Corp. – Class A(a)	112,290	2,947,612
Home Depot, Inc. (The)	59,060	3,843,034

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Lowe's Cos., Inc.	41,830	$1,509,645
TJX Cos., Inc.	114,305	5,068,284

		13,368,575

		61,414,216

Information Technology – 11.5%
Communications Equipment – 2.0%
Cisco Systems, Inc.	411,090	7,773,712
Harris Corp.	63,580	2,996,525

		10,770,237

Computers & Peripherals – 4.6%
Apple, Inc.	30,690	17,962,243
Dell, Inc.	107,930	1,040,445
Hewlett-Packard Co.	422,510	5,488,405

		24,491,093

Electronic Equipment, Instruments & Components – 0.3%
TE Connectivity Ltd.	40,550	1,426,955

IT Services – 0.8%
International Business Machines Corp.	20,990	3,989,569

Semiconductors & Semiconductor Equipment – 2.0%
Applied Materials, Inc.	581,400	6,238,422
Intel Corp.	207,475	4,060,286

		10,298,708

Software – 1.8%
CA, Inc.	58,660	1,299,906
Microsoft Corp.	312,920	8,329,930

		9,629,836

		60,606,398

Consumer Staples – 11.4%
Food & Staples Retailing – 2.0%
Kroger Co. (The)	407,740	10,699,098

Food Products – 1.1%
ConAgra Foods, Inc.	142,460	4,253,856
Tyson Foods, Inc. – Class A	67,820	1,300,109

		5,553,965

Household Products – 1.7%
Kimberly-Clark Corp.	60,830	5,214,347
Procter & Gamble Co. (The)	56,530	3,947,490

		9,161,837

Tobacco – 6.6%
Altria Group, Inc.	369,590	12,495,838
Lorillard, Inc.	73,200	8,868,912
Philip Morris International, Inc.	72,090	6,479,449
Reynolds American, Inc.	157,400	6,881,528

		34,725,727

		60,140,627

12	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 7.0%
Aerospace & Defense – 1.4%
General Dynamics Corp.	14,230	$946,295
Northrop Grumman Corp.	81,400	5,429,380
Raytheon Co.	15,050	859,807

		7,235,482

Commercial Services & Supplies – 0.4%
Avery Dennison Corp.	59,880	2,002,986

Industrial Conglomerates – 3.1%
General Electric Co.	789,130	16,674,317

Machinery – 2.1%
Cummins, Inc.	47,050	4,618,428
Eaton Corp.(a)	68,530	3,574,525
Timken Co.	68,970	3,107,098

		11,300,051

		37,212,836

Utilities – 6.9%
Electric Utilities – 3.5%
American Electric Power Co., Inc.	111,969	4,775,478
Edison International	110,220	5,012,806
Great Plains Energy, Inc.	159,190	3,223,597
NV Energy, Inc.	292,660	5,364,458

		18,376,339

Gas Utilities – 1.0%
Atmos Energy Corp.	100,140	3,505,901
UGI Corp.	60,130	1,997,519

		5,503,420

Multi-Utilities – 2.4%
CenterPoint Energy, Inc.	228,730	4,512,843
DTE Energy Co.	78,130	4,733,115
Sempra Energy	49,780	3,405,948

		12,651,906

		36,531,665

Telecommunication Services – 5.4%
Diversified Telecommunication Services – 5.4%
AT&T, Inc.	380,620	12,990,560
CenturyLink, Inc.	335,220	13,019,945
Verizon Communications, Inc.	53,140	2,344,537

		28,355,042

Materials – 2.7%
Chemicals – 2.3%
Dow Chemical Co. (The)	133,650	4,034,894
LyondellBasell Industries NV	130,010	6,465,397
PPG Industries, Inc.	13,860	1,722,382

		12,222,673

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Commercial Metals Co.	76,180	$1,032,239
Freeport-McMoRan Copper & Gold, Inc.	30,780	1,200,728

		2,232,967

		14,455,640

Total Common Stocks (cost $471,916,971)		520,872,055

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares Inc. - Government STIF Portfolio, 0.15%(c) (cost $4,166,566)	4,166,566	4,166,566

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3%
(cost $476,083,537)		525,038,621

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.5%

Investment Companies – 5.5%
AllianceBernstein Exchange Reserves – Class I, 0.13%(c) (cost $29,046,349)	29,046,349	29,046,349

Total Investments – 104.8% (cost $505,129,886)		554,084,970
Other assets less liabilities – (4.8)%		(25,233,750)

Net Assets – 100.0%		$528,851,220

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

14	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $471,916,971)	$520,872,055	(a)
Affiliated issuers (cost $33,212,915 – including investment of cash collateral for securities loaned of $29,046,349)	33,212,915
Foreign currencies, at value (cost $7,841)	7,700
Receivable for investment securities sold	6,904,622
Receivable for capital stock sold	3,561,505
Dividends and interest receivable	2,410,037

Total assets	566,968,834

Liabilities
Payable for collateral received on securities loaned	29,046,349
Payable for investment securities purchased	6,645,350
Payable for capital stock redeemed	1,820,120
Advisory fee payable	234,621
Distribution fee payable	138,889
Transfer Agent fee payable	24,626
Administrative fee payable	10,471
Accrued expenses	197,188

Total liabilities	38,117,614

Net Assets	$528,851,220

Composition of Net Assets
Capital stock, at par	$22,346
Additional paid-in capital	470,409,144
Undistributed net investment income	2,194,109
Accumulated net realized gain on investment and foreign currency transactions	7,273,067
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	48,952,554

	$528,851,220

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$270,250,640	11,422,102	$23.66	*

B	$11,068,696	473,644	$23.37

C	$72,688,655	3,102,172	$23.43

Advisor	$152,062,001	6,383,308	$23.82

R	$12,192,759	517,168	$23.58

K	$5,703,875	241,120	$23.66

I	$4,884,594	206,576	$23.65

(a)	Includes securities on loan with a value of $28,554,441 (see Note E).

*	The maximum offering price per share for Class A shares was $24.71 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $147,340)	$16,611,632
Affiliated issuers	34,662
Securities lending income	134,425	$16,780,719

Expenses
Advisory fee (see Note B)	2,550,860
Distribution fee—Class A	726,198
Distribution fee—Class B	119,735
Distribution fee—Class C	618,446
Distribution fee—Class R	47,723
Distribution fee—Class K	11,442
Transfer agency—Class A	365,868
Transfer agency—Class B	22,678
Transfer agency—Class C	100,021
Transfer agency—Advisor Class	199,929
Transfer agency—Class R	24,577
Transfer agency—Class K	9,153
Transfer agency—Class I	2,796
Custodian	153,365
Registration fees	117,837
Printing	65,064
Administrative	61,734
Directors' fees	55,873
Audit	47,917
Legal	44,206
Miscellaneous	20,477

Total expenses		5,365,899

Net investment income		11,414,820

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		7,814,960
Net change in unrealized appreciation/depreciation of:
Investments		37,665,897
Foreign currency denominated assets and liabilities		(565)

Net gain on investment and foreign currency transactions		45,480,292

Net Increase in Net Assets from Operations		$56,895,112

See notes to financial statements.

16	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011
Increase in Net Assets from Operations
Net investment income	$11,414,820	$4,486,016
Net realized gain on investment and foreign currency transactions	7,814,960	6,194,623
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	37,665,332	769,501

Net increase in net assets from operations	56,895,112	11,450,140
Dividends and Distributions to Shareholders from
Net investment income
Class A	(5,634,121)	(2,464,240)
Class B	(198,989)	(115,882)
Class C	(1,058,491)	(362,943)
Advisor Class	(3,319,368)	(529,442)
Class R	(188,354)	(57,238)
Class K	(103,691)	(38,992)
Class I	(63,551)	(5,811)
Net realized gain on investment transactions
Class A	(2,398,878)	– 0	–
Class B	(146,910)	– 0	–
Class C	(601,598)	– 0	–
Advisor Class	(1,079,098)	– 0	–
Class R	(73,467)	– 0	–
Class K	(38,436)	– 0	–
Class I	(810)	– 0	–
Capital Stock Transactions
Net increase	138,215,551	170,698,057

Total increase	180,204,901	178,573,649
Net Assets
Beginning of period	348,646,319	170,072,670

End of period (including undistributed net investment income of $2,194,109 and $1,347,408, respectively)	$528,851,220	$348,646,319

See notes to financial statements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Equity Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

18	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	19

Notes to Financial Statements

unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of November 30, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$520,872,055		$	– 0	–	$	– 0	–	$520,872,055
Short-Term Investments	4,166,566			– 0	–		– 0	–	4,166,566
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	29,046,349			– 0	–		– 0	–	29,046,349

Total Investments in Securities	554,084,970			– 0	–		– 0	–	554,084,970
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$554,084,970		$	– 0	–	$	– 0	–	$554,084,970

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

20	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	21

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

22	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. Effective September 1, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20% and .95% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2012, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2012, the reimbursement for such services amounted to $61,734.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $237,872 for the year ended November 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $52,684 from the sale of Class A shares and received $1,802, $3,982 and $13,003 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund's transactions in shares of the Government STIF Portfolio for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$4,011	$203,599	$203,443	$4,167	$7

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	23

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended November 30, 2012 amounted to $434,575, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund's operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,923,477, $2,482,333, $125,592 and $126,051 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$324,797,723		$192,196,659
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$505,622,053

Gross unrealized appreciation	$57,695,212
Gross unrealized depreciation	(9,232,295)

Net unrealized appreciation	$48,462,917

24	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund's securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund's Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	25

Notes to Financial Statements

continue to reflect changes in the value of the securities loaned. At November 30, 2012, the Fund had securities on loan with a value of $28,554,441 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $29,046,349. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $134,425 and $27,554 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund's transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 1,729	$287,029	$259,712	$29,046	$28

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class A
Shares sold	4,748,165	5,342,600	$108,825,323	$116,716,463

Shares issued in reinvestment of dividends and distributions	306,156	96,061	6,879,718	2,062,395

Shares converted from Class B	92,320	150,171	2,128,337	3,306,577

Shares redeemed	(2,758,734)	(2,143,778)	(63,386,618)	(46,392,209)

Net increase	2,387,907	3,445,054	$54,446,760	$75,693,226

Class B
Shares sold	110,221	146,560	$2,471,112	$3,190,562

Shares issued in reinvestment of dividends and distributions	14,051	4,603	309,154	97,722

Shares converted to Class A	(93,403)	(151,975)	(2,128,337)	(3,306,577)

Shares redeemed	(117,571)	(148,976)	(2,656,680)	(3,197,768)

Net decrease	(86,702)	(149,788)	$(2,004,751)	$(3,216,061)

26	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class C
Shares sold	1,317,163	1,191,863	$29,978,699	$25,884,476

Shares issued in reinvestment of dividends and distributions	65,244	14,306	1,449,133	304,214

Shares redeemed	(517,658)	(421,846)	(11,760,169)	(9,069,179)

Net increase	864,749	784,323	$19,667,663	$17,119,511

Advisor Class
Shares sold	4,324,908	4,507,628	$99,293,753	$96,767,788

Shares issued in reinvestment of dividends and distributions	156,003	19,130	3,536,387	411,352

Shares redeemed	(2,131,308)	(814,304)	(49,129,606)	(16,942,237)

Net increase	2,349,603	3,712,454	$53,700,534	$80,236,903

Class R
Shares sold	319,446	181,300	$7,317,998	$3,890,122

Shares issued in reinvestment of dividends and distributions	11,623	2,684	261,819	57,237

Shares redeemed	(100,837)	(49,985)	(2,298,246)	(1,082,058)

Net increase	230,232	133,999	$5,281,571	$2,865,301

Class K
Shares sold	214,202	139,591	$4,859,624	$3,023,495

Shares issued in reinvestment of dividends and distributions	6,298	1,817	142,125	38,796

Shares redeemed	(111,926)	(195,344)	(2,541,671)	(4,278,416)

Net increase (decrease)	108,574	(53,936)	$2,460,078	$(1,216,125)

Class I
Shares sold	221,189	1,893	$5,073,181	$40,578

Shares issued in reinvestment of dividends and distributions	2,767	269	64,361	5,738

Shares redeemed	(20,442)	(38,741)	(473,846)	(831,014)

Net increase (decrease)	203,514	(36,579)	$4,663,696	$(784,698)

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	27

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund's investments or reduce the returns of the Fund. For example, the value of the Fund's investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund's investments denominated in foreign currencies, the Fund's positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2012.

28	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$12,694,107	$3,574,548
Net long-term capital gains	2,211,655	– 0	–

Total taxable distributions paid	$14,905,762	$3,574,548

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,983,608
Undistributed capital gain	5,975,734
Unrealized appreciation/(depreciation)	48,460,387	(a)

Total accumulated earnings/(deficit)	$58,419,729

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	29

Notes to Financial Statements

liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 21.41	$ 20.17	$ 17.90	$ 16.68	$ 25.72

Income From Investment Operations
Net investment income(a)	.57	.40	.59	(b)	.62	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.49	1.19	2.32	1.15	(9.04)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.06	1.59	2.91	1.77	(8.52)

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.35)	(.64)	(.55)	(.52)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.81)	(.35)	(.64)	(.55)	(.52)

Net asset value, end of period	$ 23.66	$ 21.41	$ 20.17	$ 17.90	$ 16.68

Total Return
Total investment return based on net asset value(d)*	14.55%	7.88%	16.57%	10.91%	(33.67)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$270,250	$193,393	$112,730	$100,984	$92,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12%	1.23%	1.39	%(e)	1.43%	1.25%
Expenses, before waivers/reimbursements	1.12%	1.23%	1.45	%(e)	1.43%	1.25%
Net investment income	2.49%	1.84%	3.15	%(b)(e)	3.78%	2.26%
Portfolio turnover rate	42%	57%	138%	54%	41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 21.14	$ 19.91	$ 17.68	$ 16.47	$ 25.39

Income From Investment Operations
Net investment income(a)	.40	.22	(b)	.43	(b)	.48	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.47	1.19	2.30	1.14	(8.91)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.87	1.41	2.73	1.62	(8.58)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.18)	(.50)	(.41)	(.34)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.18)	(.50)	(.41)	(.34)

Net asset value, end of period	$ 23.37	$ 21.14	$ 19.91	$ 17.68	$ 16.47

Total Return
Total investment return based on net asset value(d)*	13.77%	7.08%	15.68%	10.09%	(34.16)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11,069	$11,848	$14,138	$21,048	$40,429
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86%	1.95%	2.14	%(e)	2.21%	2.00%
Expenses, before waivers/reimbursements	1.86%	1.99%	2.20	%(e)	2.21%	2.00%
Net investment income	1.74%	1.02	%(b)	2.37	%(b)(e)	3.00%	1.47%
Portfolio turnover rate	42%	57%	138%	54%	41%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 21.22	$ 20.00	$ 17.75	$ 16.52	$ 25.46

Income From Investment Operations
Net investment income(a)	.41	.24	.45	(b)	.50	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.46	1.18	2.30	1.14	(8.95)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.87	1.42	2.75	1.64	(8.60)

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.20)	(.50)	(.41)	(.34)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.20)	(.50)	(.41)	(.34)

Net asset value, end of period	$ 23.43	$ 21.22	$ 20.00	$ 17.75	$ 16.52

Total Return
Total investment return based on net asset value(d)*	13.75%	7.10%	15.73%	10.18%	(34.14)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$72,689	$47,476	$29,056	$29,191	$32,717
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83%	1.94%	2.11	%(e)	2.16%	1.97%
Expenses, before waivers/reimbursements	1.83%	1.94%	2.17	%(e)	2.16%	1.97%
Net investment income	1.78%	1.12%	2.44	%(b)(e)	3.06%	1.56%
Portfolio turnover rate	42%	57%	138%	54%	41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 21.54	$ 20.29	$ 18.01	$ 16.77	$ 25.86

Income From Investment Operations
Net investment income(a)	.65	.52	.66	(b)	.67	.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.51	1.14	2.31	1.17	(9.10)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.16	1.66	2.97	1.84	(8.50)

Less: Dividends and Distributions
Dividends from net investment income	(.62)	(.41)	(.69)	(.60)	(.59)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.88)	(.41)	(.69)	(.60)	(.59)

Net asset value, end of period	$ 23.82	$ 21.54	$ 20.29	$ 18.01	$ 16.77

Total Return
Total investment return based on net asset value(d)*	14.93%	8.19%	16.86%	11.30%	(33.48	) %
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$152,062	$86,905	$6,518	$5,370	$5,716
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.91%	1.08	%(e)	1.14%	.96%
Expenses, before waivers/reimbursements	.82%	.91%	1.15	%(e)	1.14%	.96%
Net investment income	2.80%	2.49%	3.51	%(b)(e)	4.06%	2.61%
Portfolio turnover rate	42%	57%	138%	54%	41%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 21.34	$ 20.10	$ 17.84	$ 16.64	$ 25.65

Income From Investment Operations
Net investment income(a)	.51	.36	(b)	.56	(b)	.60	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.47	1.18	2.30	1.13	(9.03)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	2.98	1.54	2.86	1.73	(8.56)

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.30)	(.60)	(.53)	(.45)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.74)	(.30)	(.60)	(.53)	(.45)

Net asset value, end of period	$ 23.58	$ 21.34	$ 20.10	$ 17.84	$ 16.64

Total Return
Total investment return based on net asset value(d)*	14.22%	7.65%	16.34%	10.71%	(33.83)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$12,193	$6,122	$3,074	$1,342	$692
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.43%	1.45%	1.61	%(e)	1.61%	1.52%
Expenses, before waivers/reimbursements	1.43%	1.54%	1.67	%(e)	1.61%	1.52%
Net investment income	2.21%	1.66	%(b)	2.99	%(b)(e)	3.62%	2.14%
Portfolio turnover rate	42%	57%	138%	54%	41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 21.40	$ 20.15	$ 17.89	$ 16.67	$ 25.70

Income From Investment Operations
Net investment income(a)	.59	.35	(b)	.51	(b)	.64	.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	1.24	2.41	1.15	(9.06)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.07	1.59	2.92	1.79	(8.50)

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.34)	(.66)	(.57)	(.53)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.81)	(.34)	(.66)	(.57)	(.53)

Net asset value, end of period	$ 23.66	$ 21.40	$ 20.15	$ 17.89	$ 16.67

Total Return
Total investment return based on net asset value(d)*	14.61%	7.89%	16.65%	11.08%	(33.63	) %
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,704	$2,837	$3,758	$1,503	$1,360
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12%	1.20%	1.29	%(e)	1.31%	1.24%
Expenses, before waivers/reimbursements	1.12%	1.24%	1.36	%(e)	1.31%	1.24%
Net investment income	2.55%	1.77	%(b)	2.74	%(b)(e)	3.90%	2.42%
Portfolio turnover rate	42%	57%	138%	54%	41%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 21.39	$ 20.16	$ 17.89	$ 16.67	$ 25.70

Income From Investment Operations
Net investment income(a)	.74	.31	.64	(b)	.70	.64
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.40	1.34	2.34	1.14	(9.07)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.14	1.65	2.98	1.84	(8.43)

Less: Dividends and Distributions
Dividends from net investment income	(.62)	(.42)	(.71)	(.62)	(.60)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.88)	(.42)	(.71)	(.62)	(.60)

Net asset value, end of period	$ 23.65	$ 21.39	$ 20.16	$ 17.89	$ 16.67

Total Return
Total investment return based on net asset value(d)*	14.96%	8.17%	17.04%	11.45%	(33.42)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$4,884	$65	$799	$767	$1,013
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78%	.92%	1.01	%(e)	.99%	.95%
Expenses, before waivers/reimbursements	.78%	.92%	1.03	%(e)	.99%	.95%
Net investment income	3.09%	1.80%	3.48	%(b)(e)	4.25%	2.92%
Portfolio turnover rate.	42%	57%	138%	54%	41%

See footnote summary on page 38.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2012, November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.09%, 0.28%, 0.27%, 1.01% and 0.05%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Equity Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented prior to December 1, 2009 were audited by other auditors whose report dated January 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Equity Income Fund, Inc. at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2013

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	39

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2012. For corporate shareholders, 90.03% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2012, the Fund designates $14,580,104 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

40	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Christopher W. Marx(2), Vice President Joseph G. Paul(2), Vice President	Greg L. Powell(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Equity Income Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	41

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 80 (1993)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

42	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 70 (1993)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

44	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	45

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

46	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Christopher W. Marx 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Joseph G. Paul 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Greg L. Powell 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Stephen M. Woetzel 41	Controller	Vice President of ABIS**, with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Equity Income Fund, Inc. (the “Fund”),2, 3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.
2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.
3	Effective September 1, 2010, the Fund changed its name from AllianceBernstein Utility Income Fund, Inc. to AllianceBernstein Equity Income Fund, Inc., eliminated its policy to invest at least 80% of its assets in companies in the utilities industry, and adopted its current investment strategy. In connection with the change in investment strategy, the Fund’s portfolio management team was changed.

48	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee[6]	Net Assets 3/31/12 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$463.3	Equity Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $69,289 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at

4	Jones v. Harris at 1427.
5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
6	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	49

the end of the Fund’s fiscal year upon at least 60 days’ written notice. Certain share classes of the Fund were operating below their expense caps for the most recently completed fiscal year. Accordingly, the expense limitation undertakings for those share classes were of no effect. Also, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Equity Income Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.95 1.25 1.95 1.95 1.45 1.20 0.95	% % % % % % %	0.91 1.23 1.99 1.94 1.54 1.24 0.92	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

50	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:8

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Equity Income Fund, Inc.	$463.3	Equity Income 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.312%	0.550%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	51

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Equity Income Fund, Inc.	0.550	0.700	2/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Equity Income Fund, Inc.	1.226	1.226	6/11	1.153	32/41

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.
11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.
12	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.
13	Most recently completed fiscal year end Class A total expense ratio.

52	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $55,998, $1,049,938 and $30,981 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	53

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $182,865 in fees from the Fund.14

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.
15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

54	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.
17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	55

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 29, 2012.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.38	4.38	4.23	6/11	24/52
3 year	19.48	23.00	23.60	10/10	43/46
5 year	3.60	3.37	2.09	3/9	6/42
10 year	8.84	5.24	5.30	1/5	1/26

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

19	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns of the Fund were provided by Lipper.
20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.
21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.
22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
23	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.
24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Equity Income Fund, Inc. [25]	4.38	19.48	3.60	8.84	8.71	13.91	0.54	10
S&P 500 Index	5.12	25.56	1.58	4.17	8.02	15.92	0.22	10
S&P 500 Utility Index	13.57	16.43	2.10	6.97	6.16	N/A	N/A	N/A
Inception Date: October 18, 1993

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25	The Fund’s Lipper classification changed in 2010 from Utility Funds to Equity Income Funds as a result of changes to the Fund’s strategy.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

58	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

ALLIANCEBERNSTEIN EQUITY INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EI-0151-0113

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Equity Income Fund	2011	$29,000	$41	$17,888
	2012	$29,000	$326	$18,792

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Equity Income Fund	2011	$687,638	$ $ $	17,929 (41 (17,888	) )
	2012	$672,884	$ $ $	19,118 (326 (18,792	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Equity Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 22, 2013